Exhibit 99.1

SECTION 906 CERTIFICATION

I Forrest Travis, the Chief Executive Officer of Intrepid Capital Corporation (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2003 (the “Periodic Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003

/s/ Forrest Travis Forrest Travis, Chief Executive Officer

A Signed original of this written statement required by Section 906 has been provided to Intrepid Capital Corporation and will be retained by Intrepid Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.